EXHIBIT 10.19

Department of the Treasury       Number of this letter:            2850 (DO/CG)
Internal Revenue Service         Date of this letter:              06/28/2000

                                    TAXPAYER IDENTIFYING NUMBER:   86-0568049

ONESOURCE TECHNOLOGIES INC
7419 E Helm Dr
Scottsdale, AZ 85260-2470

         We have approved your request to pay your taxes in installments. Your first payment of $10,000.00 is due on the 17th of July, 2000. You agreed to make future payments of 10,000.00 on the 15th of each following month until you have paid the full amount you owe.

         The amount you owe as of 06/20/2000 is $118,802.43, which includes penalties and interest. We will continue to charge penalties and interest until you pay the full amount you owe, because you didn't pay your total tax when it was due.

         Please be sure to send your monthly payments early enough for them to reach us by the due date. Print our social security number or employer identification number clearly on your check or money order. If you change your address, please send your new address with your next payment.

         Note: If IRS is charging backup withholding on any of your accounts, it
will  continue.   Having  an  installment  agreement  doesn't  interrupt  backup withholding.

FORM              TAX PERIOD        FORM    TAX PERIOD        FORM    TAX PERIOD
941               12/31/1998        941     03/31/1999        941      06/30/199
941               09/30/1999        941     12/31/1999

         Although we have established an installment plan for you, we must protect the government's interest. Therefore, a Notice of Federal Tax Lien

                             HAS ALREADY BEEN FILED.

A notice of Federal Tax Lien is a public notice that the government has a claim against your property to satisfy a debt. We will release (remove) the lien when you finish paying what you owe. We have the legal right to collect this money for up to 10 years.

Department of the Treasury       Number of this letter:            2850 (DO/CG)
Internal Revenue Service         Date of this letter:              06/28/2000

                                    TAXPAYER IDENTIFYING NUMBER:   86-0568049

CONDITIONS OF THIS AGREEMENT:

     o We must receive each payment by the date shown above. If you have a problem, contact us immediately.
     o This agreement is based on your current financial condition. We may change or cancel it if our information shows that your ability to pay has changed significantly.
     o We may cancel this agreement if you don't give us updated financial information when we ask for it.
     o While this agreement is in effect, you must pay any federal taxes you owe on time.
     o We will apply your federal tax refunds (if any) to the amount you owe until it is fully paid.
     o If you don't meet the conditions of this agreement, we will cancel it, and may collect the entire amount you owe by levy on your income, bank accounts or other assets, or by seizing your property.
     o We may cancel this agreement at any time if we find that collection of te tax is in jeopardy.
     o    You must pay a $43.00 installment agreement fee.
     o If agreement defaults, you must pay a $24.00 reinstatement fee if agreement is reinstated.
     o We will apply all payments on this agreement in the best interest of the United States.

         The Internal Revenue Service will send you monthly reminder notices prior to your payment due date. Detach the bottom portion of the reminder notice and include it with your payment. Please send payments to the following address:

                           INTERNAL REVENUE SERVICE
                           2400 WEST DUNLAP, SUITE 315, STOP:5305PX
                           PHOENIX          AZ 85021

         ADDITIONAL CONDITIONS:

         JANUARY 20001 NEED TO REVALUATE 433-D AND 433-D

         If you need assistance or have a question concerning your agreement, please call: 602-207-8815 or write:

                           Internal Revenue Service
                           2400 WEST DUNLAP
                           SUITE 315, STOP:5305PX
                           PHOENIX       AZ 85021


                                               Sincerely yours,
                                               K RAY
                                               MANAGER
                                               Employee ID#: 86-16238

Form 433-D                 Department of the Treasury - Internal Revenue Service
(Rev. 03/2000)             INSTALLMENT AGREEMENT

Name and address of taxpayer(s)        Social security or employer id number
ONESOURCE TECHNOLOGIES INC             Primary # 86-0568049      secondary #
7419 E HELM DR
SCOTTSDALE       AZ 85260-2470         Kinds of taxes (Form numbers)
                                       941
Telephone:                            Tax periods: 01/199812 01/199903 01/199906
                                       01/199909         01/199912
(Home)       (602) 216-9600            Amount owed as of Earliest CSED
(Business)   (480) 889-1177x0010       06/20/200  $118,8006/06/2009

Employer (Name and address)            Financial Institution (name and address)
NORWEST BANK ARIZONA NA                WELLS FARGO BANK/WHOLESALE
ATTN: RESEARCH DEPT. MS:9118           ATTN: LEVY PROCESSING
P O BOX 52566                          P O BOX 29779N
PHOENIX            AZ 85072-2566       PHOENIX           AZ 85038-9779

         I/We agree to pay the federal taxes shown above, PLUS ALL PENALTIES AND INTEREST PROVIDED BY LAW, as follows: 10,000.00 on 7/17/2000 and $10,000.00 on the 15th of each month thereafter until the total amount I/We owe is paid in full. I/We also agree to increase or decrease the above installment payment as follows:


Date of increase          /  /           /  /             Additional tax
(or decrease)                                             Periods:
Amount of increase        $   0.00       $  0.00
 (or decrease)
New installment amount    $   0.00       $  0.00

AGREEMENT LOCATOR NUMBER:                            0215

[_]      0        No future action is required
[x]      5        Financial review date:    01/2001
                                            mm/yyyy
[_]      6        SCCB - Monitor ES compliance:
                  1st qtr  0       2nd qtr  0        3rd qtr  0
                           --               --                --
         MINIMUM AMOUNT PER QUARTER $0.00
         (If amount(s)/quarters will vary, provide details.)    [_] Check if
                                                                 preassessed
                                                               modules included.
A NOTICE OF FEDERAL TAX LIEN (check one)
[x]      HAS ALREADY BEEN FILED
[_]      WILL BE FILED IMMEDIATELY
[_]      WILL BE FILED WHEN TAX IS ASSESSED
[_]      MAY BE FILED IF THIS AGREEMENT DEFAULTS

Part 1A - IRS - Input Copy         Form 433-D (DO/CG)            (Rev. 03/2000)

Form 433-D          Department of the Treasury - Internal Revenue Service
(Rev. 03/2000)      INSTALLMENT AGREEMENT

CONDITIONS OF THIS AGREEMENT:

     o We must receive each payment by the date shown above. If you have a problem, contact us immediately.

     o This agreement is based on your current financial condition. We may change or cancel it if our information shows that your ability to pay has changed significantly.

     o We may cancel this agreement if you don't give us updated financial information when we ask for it.

     o While this agreement is in effect, you must pay any federal taxes you owe on time.

     o We will apply your federal tax refunds (if any) to the amount you owe until it is fully paid.

     o If you don't meet the conditions of this agreement, we will cancel it, and may collect the entire amount you owe by levy on your income, bank accounts or other assets, or by seizing your property.

     o We may cancel this agreement at any time if we find that collection of te tax is in jeopardy.

     o We will apply all payments on this agreement in the best interest of the United States.

     o    You must pay a $43.00 installment agreement fee.

     o If agreement defaults, you must pay a $24.00 reinstatement fee if agreement is reinstated.

         ADDITIONAL CONDITIONS:
                  JANUARY 2001 NEED TO REVALUATE 433-D AND 433-D

Your signature                Title       Date      Originator's name, title and
/s/ illegible                 P.O.A.      7/5/00    assignment & employee ID#
Spouse's signature (if joint liability)   Date      R. WEBSTER
                                                    REVENUE OFFICER
                                                    86012191/86-16568
Agreement examined or approved by         Date
(signature, title)
K RAY                                     06/28/2000
MANAGER
                                          Originator Code: 20





Part 1B - IRS - Input Copy         Form 433-D (DO/CG)             (Rev. 03/2000)